EXHIBIT 32.2

CERTIFICATION

OF PERIODIC REPORT

I, John R. Howe, Executive Vice

President,

Chief Financial

Officer of The Cato Corporation (the
“Company”),

certify, pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, 18 U.S.C. Section 1350,
that on

the date

of this

Certification:

1.

the Form 10-Q

of the Company

for the

quarter

ended May

1, 2021 (the

“Report”)

fully complies

with the
requirements

of Section

13(a) or

15(d) of

the Securities

Exchange

Act of

1934; and

2. the information

contained

in the Report

fairly presents,

in all material

respects,

the financial

condition

and

results

of operations

of the Company.
Dated: May 27, 2021

/s/ John R. Howe

John R. Howe

Executive Vice President

Chief Financial Officer